UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2020

ChinaNet Online Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 South Min Zhuang Road Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

+86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	Nasdaq Capital Market

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 7, 2020, Mr. George Kai Chu resigned from his positions as Chief Operating Officer and Secretary of ChinaNet Online Holdings, Inc. (the “Company”), effective immediately. Upon resignation, Mr. Chu continues to serve as a director of the board of directors of the Company. On the same date, the board of directors of the Company, by unanimous written consent, appointed Mr. Chi Wa Chiu (“Charles”) to serve as Chief Operating Officer of the Company and Mr. Mark Li, the current Chief Financial Officer of the Company, to serve as Secretary of the Company.

Mr. Chiu, age 33, has served as the Corporate Finance Partner of Whale Capital in Hong Kong since March 2019. Since October 2016, Mr. Chiu has acted as Managing Partner of Minghing Financial Group in Hong Kong. From April 2012 to September 2016, Mr. Chiu served as Chief Financial Officer and Treasurer in Wealth Leading Limited in Hong Kong. From August 2009 to April 2012, Mr. Chiu served as Assistant Vice President in Dah Sing Bank in Hong Kong. Mr. Chiu has a bachelor’s degree in business administration from The Chinese University of Hong Kong, and is attending an Executive Master of Administration program jointly organized by Tsinghua University and INSEAD Business School. Mr. Chiu is also a Chartered Financial Analyst, Energy Risk Professional, Certified Management Accountant (Australia), Member of Institute of Public Accountants (Australia) and Member of Institute of Financial Accountant (United Kingdom).

Mr. Chiu has no family relationships with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Chiu had, or will have, a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2020	ChinaNet Online Holdings, Inc.

	By:	/s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer